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                                                                    Exhibit 10.3


                                                                  EXECUTION COPY


                                 AMENDMENT NO. 1
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT ("AMENDMENT") is entered into and dated as of January 29, 2002 by and among Pioneer-Standard Funding Corporation, as seller (the "SELLER"), Pioneer-Standard Electronics, Inc. (the "PARENT"), as servicer (the "SERVICER", and together with the Seller, the "SELLER PARTIES"), Falcon Asset Securitization Corporation and Three Rivers Funding Corporation, as conduits (the "CONDUITS"), certain financial institutions party hereto, as committed purchasers (the "COMMITTED PURCHASERS"), Bank One, NA (Main Office Chicago) ("BANK ONE") and Mellon Bank, N.A., as managing agents (the "MANAGING AGENTS"), and Bank One, as collateral agent (the "COLLATERAL AGENT") for the Purchasers under that certain Receivables Purchase Agreement among the parties referred to above dated as of October 19, 2001 (the "RPA"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the RPA.

     WHEREAS, the Seller, the Servicer, the Conduits, the Committed Purchasers, the Managing Agents and the Collateral Agent have entered into the RPA; and

     WHEREAS, the Seller, the Servicer, the Conduits, the Committed Purchasers, the Managing Agents and the Collateral Agent have agreed to amend the RPA on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Servicer, the Conduits, the Committed Purchasers, the Managing Agents and the Collateral Agent agree as follows:

     1. AMENDMENT TO THE RPA. Subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the RPA is hereby amended as of December 31, 2001 as follows:

          (a) ARTICLE II of the RPA is amended by adding the following SECTION
     2.9 at the end thereof:

               "Section 2.9 REPURCHASE. In addition to the Seller's rights pursuant to SECTION 1.3 and SECTION 2.7, the Seller shall have the right (after providing written notice to the Collateral Agent and the Managing Agents in accordance with the Required Notice Period), at any time, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser, any Managing Agent or the Collateral Agent."


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          (b) SECTION 13.14 of the RPA is amended by deleting clause (a) thereof in its entirety and substituting therefor:

               "(a) The parties hereto agree that each sale of a Purchaser Interest hereunder shall not constitute and is not intended to result in an assumption by any Purchaser, any Managing Agent or the Collateral Agent or any assignee thereof of any obligation of the Seller or any Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of the Seller or any Originator."

     2. CONSENT TO AMENDMENT OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the Collateral Agent and each of the Committed Purchasers hereby consent as of December 31, 2001 to the amendment of Sections 6.17.1 and 6.17.2 of the Credit Agreement, as set forth in that certain Third Amendment to Five-Year Credit Agreement, dated as of the date hereof, by and among the Parent, as "Borrower", Bank One, Michigan, as "LC Issuer" and "Agent", and the "Lenders" party thereto.

     3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of:

          (a) duly executed signature pages to this Amendment from the Seller, the Servicer, each of the Conduits, each of the Committed Purchasers, each of the Managing Agents and the Collateral Agent;

          (b) a reaffirmation of the Performance Undertaking from the Parent, in the form of EXHIBIT A attached hereto;

          (c) reaffirmation of the opinion delivered by Calfee, Halter & Griswold in connection with the closing of the RPA regarding the non-contravention of that certain Five-Year Credit Agreement entered into by the Parent and dated as of September 15, 2000, stating that the Amendment will not alter the legal opinions set forth therein; and

          (d) such other documents, instruments and agreements as the Collateral Agent may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES OF THE SELLER PARTIES. Each Seller Party hereby represents and warrants to the Conduits, the Committed Purchasers, the Managing Agents and the Collateral Agent as follows:

          (a) This Amendment and the RPA, as amended hereby, constitute legal, valid and binding obligations of such Seller Party and are enforceable against such Seller Party in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).


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          (b) Upon the effectiveness of this Amendment, such Seller Party hereby reaffirms all representations and warranties made under SECTION 5.1 of the RPA, and each such representation and warranty shall be deemed to have been remade by such Seller Party as of the date hereof, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date.

          (c) As of the date hereof, no Amortization Event or Potential Amortization Event has occurred and is continuing.

     5. REFERENCE TO AND EFFECT ON THE RPA.

          (a) Upon the effectiveness of SECTION 1 hereof, each reference in the RPA to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the RPA as amended hereby.

          (b) The RPA, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers, the Managing Agents or the Collateral Agent, nor constitute a waiver of any provision of the RPA or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6. COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including attorneys' fees) incurred by the Managing Agents in connection with the preparation, execution and enforcement of this Amendment.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                       PIONEER-STANDARD FUNDING
                                       CORPORATION, as Seller

                                       By: /s/Jean M. Miklosko
                                          ----------------------------------
                                          Name:  Jean M. Miklosko
                                          Title: VP & Treasurer

                                       PIONEER-STANDARD ELECTRONICS, INC., as
                                       Servicer

                                       By: /s/Jean M. Miklosko
                                          ----------------------------------
                                          Name:  Jean M. Miklosko
                                          Title: VP & Treasurer

                                       BANK ONE, NA (MAIN OFFICE CHICAGO), as
                                       Collateral Agent

                                       By: /s/Sherri Gerner
                                          ----------------------------------
                                          Name:  Sherri Gerner
                                          Title: Authorized Signatory

                                       Bank One Purchaser Group
                                       -----------------------

                                       FALCON ASSET SECURITIZATION
                                       CORPORATION, as a Conduit

                                       By: /s/Sherri Gerner
                                          ----------------------------------
                                          Name:  Sherri Gerner
                                          Title: Authorized Signatory

                                       BANK ONE, NA (MAIN OFFICE CHICAGO), as
                                       a Committed Purchaser and a Managing
                                       Agent

                                       By: /s/Sherri Gerner
                                          ----------------------------------
                                          Name:  Sherri Gerner
                                          Title: Authorized Signatory

         Signature Page to Amendment 1 to Receivables Purchase Agreement


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                                       Mellon Bank Purchaser Group
                                       ---------------------------

                                       THREE RIVERS FUNDING CORPORATION, as
                                       a Conduit and a Committed Purchaser

                                       By: /s/Bernard J. Angelo
                                          ----------------------------------
                                          Name:  Bernard J. Angelo
                                          Title: Vice President


                                       MELLON BANK, N.A., as a Managing Agent

                                       By: /s/ Roy W. Hartmann
                                          ----------------------------------
                                          Name: Roy W. Hartmann
                                          Title: First Vice President




         Signature Page to Amendment 1 to Receivables Purchase Agreement


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                                    Exhibit A
               to Amendment No. 1, dated as of January 29, 2002, to the Receivables Purchase Agreement, dated as of October 19, 2001

                          FORM OF CONSENT OF THE PARENT

                                 January 29, 2002

Bank One, NA (Main Office Chicago)           Mellon Bank, N.A.
Suite ILl-0596, 1-21                         One Mellon Bank Center
1 Bank One Plaza                             Room 04l0
Chicago, Illinois 60670-0596                 Pittsburgh, Pennsylvania 15258-0001

Ladies and Gentlemen:

     Reference is made to (i) that certain Receivables Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "RPA"), dated as of October 19, 2001, by and among Pioneer-Standard Funding Corporation, as seller (the "SELLER"), Pioneer-Standard Electronics, Inc. (the "PARENT"), as servicer (the "SERVICER"), Falcon Asset Securitization Corporation and Three Rivers Funding Corporation, as conduits (the "CONDUITS"), certain financial institutions party hereto, as committed purchasers (the "COMMITTED PURCHASERS"), Bank One, NA (Main Office Chicago) ("BANK ONE") and Mellon Bank, N.A., as managing agents (the "MANAGING AGENTS"), and Bank One, as collateral agent (the "COLLATERAL AGENT"); (ii) that certain Performance Undertaking (as amended, restated, supplemented or otherwise modified from time to time, the "PERFORMANCE UNDERTAKING"), dated as of October 19, 2001, executed by the Parent; and (iii) that certain Amendment to the RPA (the "AMENDMENT"), dated as of January 29, 2002, by and among the Seller, the Servicer, the Conduits, the Committed Purchasers, the Managing Agents and the Collateral Agent.

     The undersigned acknowledges its receipt of a copy of the Amendment, consents to the terms of the Amendment, reaffirms the terms and conditions of the Performance Undertaking and acknowledges and agrees that the Performance Undertaking remains in full force and effect and is hereby ratified, reaffirmed and confirmed.


                                       Very truly yours,

                                       PIONEER-STANDARD ELECTRONICS, INC.

                                       By: /s/Jean M. Miklosko
                                          ----------------------------------
                                          Name:  Jean M. Miklosko
                                          Title: VP & Treasurer